Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Expense (Benefit) [Abstract]
Income Taxes

NOTE 10. INCOME TAXES

Provision for Income Taxes

(In millions)	2011	2010	2009

Current tax expense (benefit)	$775	$(2,292)	$(1,554)
Deferred tax expense (benefit) from temporary differences	124	1,307	(2,318)
Total	$899	$(985)	$(3,872)

GE and GECC file a consolidated U.S. federal income tax return. The provision for current tax expense includes our effect on the consolidated return. The effect of GECC on the consolidated liability is generally settled in cash as GE tax payments are due. The effect of GECC on the amount of the consolidated tax liability from the formation of the NBC Universal (NBCU) joint venture will be settled in cash when GECC tax deductions and credits otherwise would have reduced the liability of the group absent the tax on formation.

U.S. earnings (loss) from continuing operations before income taxes were $3,256 million in 2011, $(174) million in 2010 and $(5,731) million in 2009. The corresponding amounts for non-U.S.-based operations were $4,354 million in 2011, $2,324 million in 2010 and $3,127 million in 2009.

Current tax expense (benefit) includes amounts applicable to U.S. federal income taxes of $(2,104) million, $(3,759) million and $(1,833) million in 2011, 2010 and 2009, respectively, related to the benefit from our deductions and credits in excess of GE's current U.S. tax expense. Current tax expense amounts applicable to non-U.S. jurisdictions were $3,032 million, $1,589 million and $463 million in 2011, 2010 and 2009, respectively. Deferred taxes related to U.S. federal income taxes were an expense of $1,613 million and $2,099 in 2011 and 2010, respectively, and a benefit of $(2,221) million in 2009, and amounts applicable to non-U.S. jurisdictions of a benefit of $(1,620) million, $(913) million and $(4) million in 2011, 2010 and 2009, respectively.

Deferred income tax balances reflect the effects of temporary differences between the carrying amounts of assets and liabilities and their tax bases, as well as from net operating loss and tax credit carryforwards, and are stated at enacted tax rates expected to be in effect when taxes are actually paid or recovered. Deferred income tax assets represent amounts available to reduce income taxes payable on taxable income in future years. We evaluate the recoverability of these future tax deductions and credits by assessing the adequacy of future expected taxable income from all sources, including reversal of taxable temporary differences, forecasted operating earnings and available tax planning strategies. To the extent we do not consider it more likely than not that a deferred tax asset will be recovered, a valuation allowance is established.

Our businesses are subject to regulation under a wide variety of U.S. federal, state and foreign tax laws, regulations and policies. Changes to these laws or regulations may affect our tax liability, return on investments and business operations. For example, GE's effective tax rate is reduced because active business income earned and indefinitely reinvested outside the United States is taxed at less than the U.S. rate. A significant portion of this reduction depends upon a provision of U.S. tax law that defers the imposition of U.S. tax on certain active financial services income until that income is repatriated to the United States as a dividend. This provision is consistent with international tax norms and permits U.S. financial services companies to compete more effectively with foreign banks and other foreign financial institutions in global markets. This provision, which expired at the end of 2011, had been scheduled to expire and had been extended by Congress on six previous occasions, including in December of 2010, but there can be no assurance that it will be extended, including retroactively. In the event the provision is not extended after 2011, the current U.S. tax imposed on active financial services income earned outside the United States would increase, making it more difficult for U.S. financial services companies to compete in global markets. If this provision is not extended, we expect our effective tax rate to increase significantly after 2012.

We have not provided U.S. deferred taxes on cumulative earnings of non-U.S. affiliates and associated companies that have been reinvested indefinitely. These earnings relate to ongoing operations and, at December 31, 2011 and December 31, 2010, were approximately $68 billion and $62 billion, respectively. Most of these earnings have been reinvested in active non-U.S. business operations and we do not intend to repatriate these earnings to fund U.S. operations. Because of the availability of U.S. foreign tax credits, it is not practicable to determine the U.S. federal income tax liability that would be payable if such earnings were not reinvested indefinitely. Deferred taxes are provided for earnings of non-U.S. affiliates and associated companies when we plan to remit those earnings.

During 2009, following the change in our external credit ratings, funding actions taken and review of our operations, liquidity and funding, we determined that undistributed prior-year earnings of non-U.S. subsidiaries of GECC, on which we had previously provided deferred U.S. taxes, would be indefinitely reinvested outside the U.S. This change increased the amount of prior-year earnings indefinitely reinvested outside the U.S. by approximately $2 billion, resulting in an income tax benefit of $700 million in 2009.

Annually, GE files over 6,500 income tax returns in over 250 global taxing jurisdictions a substantial portion of which includes our activities. We are under examination or engaged in tax litigation in many of these jurisdictions. During 2011, the Internal Revenue Service (IRS) completed the audit of our consolidated U.S. income tax returns for 2006-2007, except for certain issues that remain under examination. During 2010, the IRS completed the audit of our consolidated U.S. income tax returns for 2003-2005. At December 31, 2011, the IRS was auditing our consolidated U.S. income tax returns for 2008-2009. In addition, certain other U.S. tax deficiency issues and refund claims for previous years were unresolved. The IRS has disallowed the tax loss on our 2003 disposition of ERC Life Reinsurance Corporation. We expect to contest the disallowance of this loss. In January 2012, the U.S. Court of Appeals for the Second Circuit reversed the district court decision which allowed GE's $62 million refund claim with the IRS regarding the taxation of the Castle Harbour aircraft leasing partnership from 1993–1998. Because a liability had been provided for this matter, this decision has no effect on our results of operations for 2011 or 2012. It is reasonably possible that the unresolved items could be resolved during the next 12 months, which could result in a decrease in our balance of “unrecognized tax benefits” – that is, the aggregate tax effect of differences between tax return positions and the benefits recognized in our financial statements. We believe that there are no other jurisdictions in which the outcome of unresolved issues or claims is likely to be material to our results of operations, financial position or cash flows. We further believe that we have made adequate provision for all income tax uncertainties. Resolution of audit matters, including the IRS audit of our consolidated U.S. income tax returns for 2006-2007, reduced our 2011 consolidated income tax rate by 3.0 percentage points. Resolution of audit matters, including the IRS audit of our consolidated U.S. income tax returns for 2003-2005, reduced our 2010 consolidated effective tax rate by 13.7 percentage points.

The balance of unrecognized tax benefits, the amount of related interest and penalties we have provided and what we believe to be the range of reasonably possible changes in the next 12 months, were:

December 31 (In millions)	2011	2010

Unrecognized tax benefits	$2,932	$3,904
Portion that, if recognized, would reduce tax expense and effective tax rate(a)	2,209	2,276
Accrued interest on unrecognized tax benefits	579	833
Accrued penalties on unrecognized tax benefits	65	73
Reasonably possible reduction to the balance of unrecognized
tax benefits in succeeding 12 months	0-600	0-1,200
Portion that, if recognized, would reduce tax expense and effective tax rate(a)	0-150	0-250

  Some portion of such reduction might be reported as discontinued operations.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows:

(In millions)	2011	2010

Balance at January 1	$3,904	$4,763
Additions for tax positions of the current year	124	43
Reductions for tax positions of the current year	(13)	–
Additions for tax positions of prior years	423	355
Reductions for tax positions of prior years	(1,471)	(1,212)
Settlements with tax authorities	(30)	(34)
Expiration of the statute of limitations	(5)	(11)
Balance at December 31	$2,932	$3,904

We classify interest on tax deficiencies as interest expense; we classify income tax penalties as provision for income taxes. For the year ended December 31, 2011, $(254) million of interest expense and $(8) million of tax expense related to penalties were recognized in the Statement of Earnings, compared with $(86) million of interest expense and no tax expense related to penalties for the year ended December 31, 2010 and $55 million of interest expense and $8 million of tax expense related to penalties for the year ended December 31, 2009.

A reconciliation of the U.S. federal statutory income tax rate to the actual income tax rate is provided below.

Reconciliation of U.S. Federal Statutory Income Tax Rate to Actual Income Tax Rate

	2011	2010	2009

U.S. federal statutory income tax rate	35.0%	35.0%	35.0%
Increase (reduction) in rate resulting from
Tax on global activities including exports(a)	(15.0)	(54.8)	93.0
U.S. business credits(b)	(4.7)	(13.5)	12.2
All other - net	(3.5)	(12.5)	8.5
	(23.2)	(80.8)	113.7
Actual income tax rate	11.8%	(45.8)%	148.7%

  2009 included 26.0% from indefinite reinvestment of prior-year earnings
  U.S. general business credits, primarily the credit for energy produced from renewable sources, the non-conventional fuel tax credit and the low-income housing credit.

Deferred Income Taxes

Principal components of our net liability (asset) representing deferred income tax balances are as follows:

December 31 (In millions)	2011	2010

Assets
Allowance for losses	$2,949	$2,807
Non-U.S. loss carryforwards(a)	2,861	2,320
Cash flow hedges	104	612
Net unrealized losses on securities	64	276
Other - net	4,941	6,852
Total deferred income tax assets	10,919	12,867

Liabilities
Financing leases	6,718	6,168
Operating leases	5,030	4,812
Intangible assets	1,689	1,567
Investment in global subsidiaries	85	1,321
Other - net	4,449	5,989
Total deferred income tax liabilities	17,971	19,857

Net deferred income tax liability	$7,052	$6,990

  Net of valuation allowances of $613 million and $419 million for 2011 and 2010, respectively. Of the net deferred tax asset as of December 31, 2011, of $2,861 million, $17 million relates to net operating loss carryforwards that expire in various years ending from December 31, 2012, through December 31, 2014; $99 million relates to net operating losses that expire in various years ending from December 31, 2015, through December 31, 2026 and $2,745 million relates to net operating loss carryforwards that may be carried forward indefinitely.